EXHIBIT 10.2

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. NEITHER THE WARRANT NOR SUCH SECURITIES MAY BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION, EXCEPT UPON DELIVERY TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER IS NOT IN VIOLATION OF THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.


                             AVAX TECHNOLOGIES, INC.


                            WARRANT FOR THE PURCHASE
                            OF SHARES OF COMMON STOCK
                                  SERIES 2007A

Dated:  April 13, 2007                                          Delaware, U.S.A.

NO.:

HOLDER:                    __________________________________

HOLDER'S ADDRESS:          _________________________
                           _________________________________________

         FOR VALUE RECEIVED, AVAX TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), hereby certifies that the above-named holder (the "HOLDER"), its designee or its permitted assigns is entitled to purchase from the Company, at any time or from time to time commencing on the date hereof and prior to 5:00 P.M., New York City time, on, April 13, 2012, up to __________________
(________) fully paid and non-assessable shares of common stock (subject to adjustment), $.004 par value per share, of the Company for $0.15 per share (subject to adjustment) at an aggregate purchase price of $____________. This Warrant, all similar Warrants issued by the Company pursuant to the Securities Purchase Agreement effective as of April 13, 2007 (the "SECURITIES PURCHASE AGREEMENT"), and all Warrants hereafter issued in exchange or substitution for this Warrant or similar Warrants are referred to as the "WARRANTS;" common stock, $.004 par value per share, of the Company, is referred to as the "COMMON STOCK;" the shares of the Common Stock purchasable hereunder are referred to as the "WARRANT SHARES;" the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the "AGGREGATE WARRANT PRICE;" the price payable (initially $0.15 per share, subject to adjustment) for each of the Warrant Shares is referred to as the "PER SHARE WARRANT PRICE;" and the holder of this Warrant is referred to as the "HOLDER." The Aggregate Warrant Price is not subject to adjustment.

         1. EXERCISE OF WARRANT. (a) This Warrant may be exercised in whole at any time, or in part from time to time, commencing on the date hereof and prior to 5:00 P.M., New York City time, on April 13, 2012, by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in SECTION 10(A), together with proper payment of the

[HOLDER]
WARRANT NO.__
SERIES 2007A
[DATE]

                                     10.2-1

Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by certified or official bank check payable to the order of the Company.

         (b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares that have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares.

         (c) Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the number of whole shares of the Common Stock to which the Holder is entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder may be entitled, pay to the Holder cash in an amount equal to the fair value of the fractional share (determined in such reasonable manner as the Board of Directors of the Company determines), and (ii) to the extent applicable, deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

         2. RESERVATION OF WARRANT SHARES; LISTING. The Company agrees that, prior to the expiration of this Warrant, the Company shall at all times
(i) have authorized and in reserve, and shall keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal and (ii) use its best efforts to keep the Warrant Shares authorized for listing on the Nasdaq Global Market, the Nasdaq Capital Market or any national securities exchange on which the Company's Common Stock is then traded.

         3. PROTECTION AGAINST DILUTION. (a) If the Company hereafter (i) pays a dividend or makes a distribution on its Common Stock in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of its Common Stock any shares of capital stock of the Company, then (x) the Per Share Warrant Price (but not the Aggregate Warrant Price) and (y) the number of Warrant Shares issuable hereunder (collectively the "EXERCISE TERMS") shall be adjusted so that the Holder upon the exercise hereof will be entitled to receive the number of shares of Common Stock or other capital stock of the Company that the Holder would have owned immediately following such action had the Warrant been exercised immediately prior thereto. An adjustment made pursuant to this SECTION 3(A) will become effective immediately after the record date in the case of a dividend or distribution and will become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If the Board of Directors of the Company declares any dividend or distribution or resolve to take any action referred to in this SECTION 3(A), it shall provide written notice thereof to the Holders not less than 10 days prior to the record date fixed for determining the stockholders entitled to participate therein.

         (b) In the case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the continuing corporation, or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a


[HOLDER]
WARRANT NO.__
SERIES 2007A
[DATE]

                                     10.2-2
third corporation into the Company), the Holder will have the right thereafter to receive on the exercise of the Warrant the kind and amount of securities, cash or other property that the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had the Warrant been exercised immediately prior to the effective date of the reorganization, reclassification consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this SECTION 3 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this SECTION 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities thereafter deliverable on the exercise of the Warrant. Notice of any such reorganization, reclassification, consolidation, merger, exchange, sale or conveyance shall be mailed to the Holders not less than 30 days prior to such event. The above provisions of this SECTION 3(B) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrants to be responsible for all of the agreements and obligations of the Company hereunder.

         (c) If the Company issues rights, options, warrants or convertible securities to all holders of its Common Stock, without any charge to or consideration from such holders, entitling them to subscribe for or purchase Common Stock at a price per share that is lower at the record date mentioned below than the closing bid price (as defined below) for the trading day immediately prior to such record date (the "CURRENT MARKET PRICE"), then the Per Share Warrant Price shall be determined by multiplying the Per Share Warrant Price then in effect by a fraction, of which the numerator is the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator is the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at such Current Market Price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities.

         The "closing bid price" for each trading day shall be the reported closing bid price on the NASDAQ Capital Market or the NASDAQ Global Market (such markets are collectively referred to as "NASDAQ") or, if the Common Stock is not quoted on NASDAQ, on the principal national securities exchange on which common stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the closing bid price in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Company in good faith. "Trading day" shall mean a day on which the national securities exchange or NASDAQ used to determine the closing bid price is open for the transaction of business or the reporting of trades or, if the closing bid price is not so determined, a day on which NASDAQ is open for the transaction of business.

         (d) If the Company distributes (other than a distribution in liquidation of the Company) to all holders of its Common Stock, without any charge to or consideration from such holder, evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings), then in each case the

[HOLDER]
WARRANT NO.__
SERIES 2007A
[DATE]

                                     10.2-3

Company shall simultaneously distribute such evidences of its indebtedness or assets pro rata to the Holders of Warrants on the record date or date of effectiveness, as the case may be, fixed for determining the holders of Common Stock entitled to participate in such distribution in an amount equal to the amount that such Holders would have been entitled to receive had their Warrants been exercised for shares of Common Stock immediately prior to the time for determination of the holders of Common Stock entitled to participate in that distribution.

         (e)      No adjustments in the Exercise Terms shall be required:

                  (i) Unless such adjustment would require an increase or decrease of at least $0.01 per share of Common Stock; provided, however, that any adjustments that by reason of this SECTION 3(E)(I) are not required to be made shall be carried forward and cumulated with amounts in any subsequent adjustment, and provided, further, however, that adjustments shall be required and made in accordance with the provisions of this SECTION 3 (other than this SECTION 3(E)(I)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon the exercise hereof. All calculations that shall be required pursuant to this SECTION 3 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this SECTION 3 to the contrary notwithstanding, the Company shall be entitled to make such adjustments to the Exercise Terms, in addition to those required by this SECTION 3 as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders is not taxable.

                  (ii) If the Company issues shares of Common Stock pursuant to (a) the exercise of any warrants (or warrants or options to acquire any shares of convertible preferred stock) of the Company outstanding on the date hereof, (b) the exercise of the Warrants, or a portion thereof, (c) the conversion of shares of any series of convertible preferred stock of the Company outstanding on the date hereof or (d) the exercise of any stock options or warrants currently outstanding or issued after the date hereof pursuant to any Company benefit plan or compensation arrangement.

         (f) Whenever the conversion rate is adjusted as provided in any provision of this SECTION 3:

                  (i) the Company shall compute the adjusted Exercise Terms in accordance with this SECTION 3 and shall prepare a certificate signed by the principal financial officer of the Company setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the registrar of the Warrant; and

                  (ii) the Company shall mail as soon as practicable after an adjustment is required a notice stating that the Exercise Terms have been adjusted and setting forth the adjusted Exercise Terms to all record Holders of this Warrant at its address as it appears in the records of the Company.

         4. FULLY PAID STOCK; TAXES. The shares of the Common Stock represented by each certificate for Warrant Shares delivered on the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value, if any, per share of the Common Stock is at all times equal to or

[HOLDER]
WARRANT NO.__
SERIES 2007A
[DATE]

                                     10.2-4
less than the then Per Share Warrant Price. The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance or delivery of any shares of Common Stock upon exercise of the Warrant (other than income taxes); provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holder, no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

         5. REDEMPTION AT COMPANY'S ELECTION. The Company may at its option, by at least seven days' prior written notice to the Holder (the "REDEMPTION NOTICE"), redeem this Warrant, in whole or in part, at any time, provided that (i) the closing bid price, as defined in or established under
SECTION 3(C), for 20 consecutive trading days is equal to or greater than 133% of the then applicable Per Share Warrant Price (or initially, $0.20 per share),
(ii) either the number of Warrant Shares underlying the portion of this Warrant to be redeemed (A) are then registered under an effective registration statement or (B) may be sold pursuant to Rule 144 during a three-month period without registration under the Securities Act, (iii) sufficient shares of Common Stock of the Company are authorized and reserved for issuance upon the full exercise of this Warrant, and (iv) all of the Warrant Shares issuable upon exercise of this Warrant are then listed on every stock exchange, market or bulletin board on which the Common Stock of the Company is then listed. The Redemption Notice shall set forth a date, not less than seven days after the date of the Redemption Notice, on which the redemption of this Warrant shall occur (the "REDEMPTION DATE"). On the Redemption Date, (i) the Company shall pay the Holder by certified check an amount equal to the product of (x) $0.004 multiplied by
(y) the number of Warrant Shares so redeemed; and (ii) the Holder shall deliver the original copy of this Warrant marked "REDEEMED" to the Company. If the Company redeems this Warrant in part, the Company shall, on the Redemption Date, provided the Holder shall have delivered the original Warrant marked "REDEEMED" to the Company, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock subject to this Warrant, which new Warrant shall in all other respects be identical with this Warrant. Nothing in this SECTION 5 shall prevent the exercise of the Warrants at any time prior to the Redemption Date.

         6. REGISTRATION UNDER SECURITIES ACT OF 1933. The Holder shall have the right to participate in the registration rights described in the Securities Purchase Agreement. By acceptance of this Warrant, the Holder agrees to comply with the registration right provisions of the Securities Purchase Agreement to the same extent as if it were a party thereto.

         7. INVESTMENT INTENT; LIMITED TRANSFERABILITY. (a) The Holder represents, by accepting this Warrant, that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.

         (b) The Holder, by its acceptance of this Warrant, represents to the Company that it is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for its own account, or for the account of its customers, each of whom is an "accredited investor," for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Act. The Holder agrees that this Warrant and any such securities will not be sold or otherwise transferred unless (i)

[HOLDER]
WARRANT NO.__
SERIES 2007A
[DATE]

                                     10.2-5
a registration statement with respect to such transfer is effective under the Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Act.

         (c) This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Act and the applicable state securities "blue sky" laws, and is transferable only upon the books of the Company, which it shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Warrant as he, she or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

         8. LOSS, ETC., OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         9. WARRANT HOLDER NOT STOCKHOLDER. This Warrant does not confer upon the Holder any right to vote on or consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

         10. COMMUNICATION. Any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

         (a) the Company at AVAX Technologies, Inc., 2000 Hamilton Street, Suite 204, Philadelphia, Pennsylvania 19130, Attn: President, or such other address as the Company has designated in writing to the Holder, or

         (b) the Holder at the address set forth on the cover page of this Warrant, or such other address as the Holder has designated in writing to the Company.

         11. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

         12. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

         13. AMENDMENT, WAIVER, ETC. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Holder.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


[HOLDER]
WARRANT NO.__
SERIES 2007A
[DATE]

                                     10.2-6

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President as of the date first above written.

                                           AVAX TECHNOLOGIES, INC.


                                           By:
                                              -------------------------------
                                           Name:    Richard P. Rainey
                                           Title:   President









[HOLDER]
WARRANT NO.__
SERIES 2007A
[DATE]

                                     10.2-7

                               EXERCISE OF WARRANT

         The undersigned, __________________________________, pursuant to the provisions of the foregoing Warrant, hereby elects to purchase
____________________ shares of the Common Stock, par value $.004 per share, of AVAX Technologies, Inc. covered by said Warrant, and makes payment therefor in full at the Per Share Warrant Price provided in the Warrant.

Dated:  _______________                  Signature:  ___________________________

                                         Address:  _____________________________


                                   ASSIGNMENT

         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto ___________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ____________________________________, attorney, to transfer said Warrant on the books of AVAX Technologies, Inc.

Dated:  _______________                  Signature:  ___________________________

                                         Address:  _____________________________


                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED, ______________________________ hereby assigns and transfers unto ___________________________________ the right to purchase _______
shares of Common Stock, par value $.004 per share, of AVAX Technologies, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ___________________________________, attorney, to transfer such part of said
Warrant on the books of the Company.

Dated:  _______________                  Signature:  ___________________________

                                         Address:  _____________________________